UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2011

NCR CORPORATION

(Exact Name of Registrant Specified in Charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

3097 Satellite Boulevard

Duluth, Georgia 30096

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Equity Subscription Agreement

On July 26, 2011, NCR Corporation (“NCR”), NCR Brasil – Indústria de Equipamentos Para Automação Ltda., a subsidiary of NCR (“NCR Manaus”), Scopus Tecnologia Ltda. (“Scopus”), and Scopus Industrial S/A, a subsidiary of Scopus (“Scopus Industrial”), entered into an Equity Subscription Agreement (the “Subscription Agreement”) pursuant to which Scopus Industrial agreed, subject to satisfaction of the terms and conditions set forth therein, to acquire a 49% equity interest in NCR Manaus (the “Equity Subscription”). Following the Equity Subscription, NCR will continue to hold 51% of the total outstanding equity of NCR Manaus.

The Subscription Agreement contains customary representations and warranties from NCR, on the one hand, and Scopus Industrial and Scopus, on the other hand, including representations and warranties from NCR regarding its ownership interest in NCR Manaus and other matters relating to itself and NCR Manaus. In addition, each of NCR, on the one hand, and Scopus Industrial and Scopus, on the other hand, has or have agreed to customary covenants, including covenants by NCR regarding operation of the business of NCR Manaus prior to the closing of the Equity Subscription. NCR has agreed under the Subscription Agreement to indemnify Scopus Industrial and its affiliates for losses relating to breaches of its representations, warranties, covenants and agreements set forth in the Subscription Agreement, as well as acts, facts or omissions prior to the date of closing. Additionally, Scopus Industrial has agreed to indemnify NCR and its affiliates for losses relating to breaches of its representations, warranties, covenants and agreements set forth in the Subscription Agreement. The indemnification obligations of each party are subject to the timing, amount and other limitations specified in the Subscription Agreement, and Scopus has agreed to guarantee the full payment and performance of all of the obligations of Scopus Industrial under the Subscription Agreement, including its indemnity obligations.

The closing of the transactions contemplated by the Subscription Agreement is subject to customary closing conditions, including the receipt of regulatory approvals, the continued availability of certain tax benefits specified in the Subscription Agreement, the successful conversion of NCR Manaus from a limited liability company to a corporation and the effectiveness of the MPA (as defined below).

The Subscription Agreement contains termination rights for both NCR and Scopus Industrial if the closing of the Equity Subscription has not occurred by December 31, 2011, subject to specified limited exceptions.

Shareholders Agreement

In connection with the closing of the Equity Subscription, NCR, NCR Manaus, Scopus and Scopus Industrial will enter into a Shareholders’ Agreement (the “Shareholders’ Agreement”), the form of which is attached as a schedule to the Subscription Agreement. The Shareholders’ Agreement will establish the general framework governing the relationship between and among NCR and Scopus Industrial, and their respective successors and transferees, as shareholders of NCR Manaus.

Board of Directors. The Shareholders’ Agreement provides for an initial board of five directors, with three of the directors to be appointed by NCR, and the remaining two to be appointed by Scopus Industrial. The size of the board of directors may be changed by the shareholders, but NCR will be entitled to appoint and elect one member more than the members appointed and elected by Scopus Industrial unless Scopus Industrial becomes a direct owner of more than 50% of the outstanding voting equity of NCR Manaus, in which case, NCR and Scopus Industrial will amend the Shareholders’ Agreement to provide that Scopus Industrial will be entitled to appoint and elect one member more than the members appointed and elected by NCR to the board of directors.

Officers. The Shareholders’ Agreement also provides for a board of officers, consisting of between two and six officers, to carry out the ordinary business of NCR Manaus. Scopus Industrial is entitled to appoint the Chief Marketing Officer of NCR Manaus. All other officers are to be appointed by the board of directors of NCR Manaus.

Minority Protections. The Shareholders’ Agreement provides for supermajority (80%) shareholder approval for NCR Manaus to take certain actions, including: amending its by-laws; approving its financial statements; declaring, paying or approving dividends and distributions to its shareholders; setting its capital reserves; establishing the annual aggregate compensation for the board of officers; approving its annual business plan and certain changes to its annual business plan; approving the transfer of material assets; approving changes to the “lines of the business” conducted by NCR Manaus; increasing, reducing or splitting its capital stock; redeeming its outstanding equity; issuing or selling any of its securities; electing and removing additional members of the board of directors; incurring indebtedness for borrowed money that would cause its net-debt-to-EBITDA ratio to exceed a specified threshold; engaging in business combinations or merger transactions; disposing of or encumbering its facilities, equipment and other goods; entering into or modifying related party contracts; engaging in an initial public offering; requesting bankruptcy or requesting a judicial or extrajudicial restructuring; or winding-up and dissolving.

Transfer Restrictions. The Shareholders’ Agreement generally prohibits NCR and Scopus Industrial from transferring their shares for a period of five years, other than to each other (or their wholly-owned subsidiaries). However, after the five-year lockup period, Scopus Industrial may transfer its shares by first obtaining an appraisal of its shares, and offering to sell its shares to NCR at the appraised price. If NCR does not exercise its right to buy those shares, and Scopus Industrial is unable, during the subsequent 12-month period, to execute a definitive written agreement to sell its shares to a third party at or above the appraised price, then Scopus Industrial may require NCR to purchase its shares at the appraised price.

Additionally, the Shareholders’ Agreement contains rights of first refusal, in favor of each shareholder, in the event that the other shareholder receives an offer to purchase its shares, and “tag along” rights allowing a shareholder to have its shares included in any transfer by the other shareholder to a third party.

The Shareholders’ Agreement also contains put and call rights in favor of NCR and Scopus Industrial under various circumstances specified therein. Scopus Industrial may require NCR to acquire its shares at their appraised value in the event that the operating income of NCR Manaus derived from sales made to Banco Bradesco S.A. (“Bradesco”) and its qualifying subsidiaries under the MPA represents a majority of NCR Manaus’ overall operating income. Other circumstances under which put and call rights may be available include, among others: a shareholder’s bankruptcy; a shareholder’s misuse of confidential information; engagement by a shareholder in questionable business practices; Bradesco’s breach of the MPA; a termination of the MPA under certain circumstances; and a transfer of control of NCR to a banking institution.

In addition, subject to limited exceptions, Scopus Industrial may not transfer its shares of NCR Manaus to a direct competitor of NCR.

Exclusivity. The Shareholders’ Agreement provides that during its term, all ATM products to be offered for sale within Brazil by either NCR or Scopus must be manufactured or assembled by, or imported through, NCR Manaus, except for specified limited exceptions or as otherwise agreed.

Term and Termination. The Shareholders’ Agreement will have a term of 20 years, but may be terminated earlier by mutual agreement or upon an initial offering of the NCR Manus common shares. In addition, if either Scopus Industrial or NCR holds less than 25% of the outstanding voting equity of NCR Manaus, then certain of the provisions of the Shareholders’ Agreement relating to shareholders meetings, election of the board of directors and appointment of the board of officers will terminate.

Master Purchase Agreement

Also on July 26, 2011, NCR Manaus and Bradesco entered into a Master Purchase Agreement (the “MPA”), that sets forth the general terms, including certain pricing and minimum quantity provisions, on which NCR Manaus will provide automated teller machines and related products and services to Bradesco and certain of its qualifying subsidiaries. The MPA will become effective on the closing of the Equity Subscription, and will expire on June 30, 2016, unless renewed or earlier terminated by the parties. The MPA contains termination rights for NCR Manaus if Bradesco does not meet certain minimum quantity provisions provided in the MPA or if the operating income earned by NCR Manaus derived from sales made to Bradesco is negative for specified periods.

Scopus is a wholly-owned subsidiary of Bradesco.

* * *

The foregoing summaries of the Subscription Agreement and the Shareholders’ Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Subscription Agreement (including the form of Shareholders’ Agreement that is a schedule thereto), a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Subscription Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about NCR, NCR Manus, Scopus, Scopus Industrial or their respective subsidiaries and affiliates. The Subscription Agreement contains representations and warranties by NCR, on the one hand, and by Scopus and Scopus Industrial, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in a confidential disclosure letter delivered in connection with the signing of the Subscription Agreement. While NCR does not believe that the disclosure letter contains information required to be publicly disclosed under the securities laws other than information, if any, that has already been so disclosed, the disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Subscription Agreement. Moreover, certain representations and warranties in the Subscription Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between NCR, on the one hand, and Scopus and Scopus Industrial, on the other hand. Accordingly, the representations and warranties in the Subscription Agreement should not be relied on by any persons as characterizations of the actual state of facts about NCR, NCR Manaus, Scopus or Scopus Industrial or their respective subsidiaries or affiliates at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Subscription Agreement, which subsequent information may or may not be fully reflected in NCR’s public disclosures.

Item 8.01.	Other Events

On July 27, 2011, NCR and Scopus issued a joint press release announcing the execution of the agreements described above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include projections of revenue, profit growth and other financial items and future economic performance, among other things. These forward-looking statements are based on current expectations and assumptions and involve risks and uncertainties, not all of which are known to NCR and many of which are beyond NCR’s control, that could cause NCR’s actual results to differ materially.

In addition to the factors discussed in this Current Report on Form 8-K, other risks and uncertainties include those relating to: the uncertain economic climate, which could impact the ability of NCR’s customers to make capital expenditures, thereby affecting their ability to purchase NCR’s products, and consolidation in the financial services sector, which could impact NCR’s business by reducing NCR’s customer base; the timely development, production or acquisition and market acceptance of new and existing products and services (such as self-service technologies), including NCR’s ability to accelerate market acceptance of new products and services; shifts in market demands, continued competitive factors and pricing pressures and their impact on NCR’s ability to improve gross margins and profitability, especially in NCR’s more mature offerings; the effect of currency translation; short product cycles, rapidly changing technologies and maintaining a competitive leadership position with respect to NCR’s solution offerings; tax rates; ability to execute NCR’s business and reengineering plans; turnover of workforce and the ability to attract and retain skilled employees, especially in light of continued cost-

control measures being taken by NCR; availability and successful exploitation of new acquisition and alliance opportunities; access to DVD inventory and the conversion to, and market adoption of, alternative methods of entertainment content delivery; changes in Generally Accepted Accounting Principles (GAAP) and the resulting impact, if any, on NCR’s accounting policies; continued efforts to establish and maintain best-in-class internal information technology and control systems; the success of NCR’s pension strategy; compliance with requirements relating to data privacy and protection; expected benefits related to the pending acquisition Radiant Systems, Inc. (“Radiant”) not materializing as expected; the Radiant acquisition not being timely completed, if completed at all; prior to the completion of the Radiant transaction, Radiant’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, licensees, or other business partners; NCR and Radiant being unable to successfully implement integration strategies; the transactions contemplated by the Subscription Agreement not being timely completed, if completed at all; and other factors detailed from time to time in NCR’s U.S. Securities and Exchange Commission reports and NCR’s annual reports to stockholders. NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No	Description

10.1	Equity Subscription Agreement, dated July 26, 2011, among NCR Corporation, Scoups Industrial S.A., Scopus Tecnologia Ltda. and NCR Brasil – Indústria de Equipamentos Para Automação Ltda., including: Schedule I – The form of Shareholders’ Agreement

99.1	Press Release, dated July 27, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

Dated: August 1, 2011	By:	/s/ Jennifer M. Daniels
Jennifer M. Daniels
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Equity Subscription Agreement, dated July 26, 2011, among NCR Corporation, Scoups Industrial S.A., Scopus
Tecnologia Ltda. and NCR Brasil – Indústria de Equipamentos Para Automação Ltda., including:

Schedule I – The form of Shareholders’ Agreement

99.1	Press Release, dated July 27, 2011